                                                                      Exhibit 99

[LOGO]                                                              NEWS RELEASE



FOR IMMEDIATE RELEASE

                          SANDY SPRING BANCORP REPORTS
                      FOURTH QUARTER AND FULL YEAR RESULTS

OLNEY, MARYLAND, January 20, 2005 -- Sandy Spring Bancorp, (Nasdaq-SASR) the parent company of Sandy Spring Bank, today announced net income for the year ended December 31, 2004 of $14.4 million ($0.98 per diluted share) compared to $32.1 million ($2.18 per diluted share) for the prior year. The Company recognized a net loss for the fourth quarter of 2004 of $5.7 million ($0.39 per diluted share) compared to net income of $6.8 million ($0.46 per diluted share) for the fourth quarter of 2003.

"Earnings were primarily affected by the prepayment penalties related to the payoff of $195 million in FHLB advances and the concurrent sale of the same amount of securities which together resulted in an $18.4 million reduction in pretax income," according to Hunter R. Hollar, President and Chief Executive Officer. "As we announced in mid-November, we made this decision after careful analysis of both recent interest rate trends and our overall risk position. This is consistent with our focus on managing our core banking business to provide longer-term earnings growth and increased shareholder value." In addition, the Company recognized in the fourth quarter of 2004 a pretax charge of $1.3 million relating to the write down of goodwill associated with its investment in its leasing subsidiary, The Equipment Leasing Company.

"The fundamentals of our balance sheet continue to be strong, loan and deposit growth accelerated during 2004, especially in the fourth quarter as the local economy continued to improve, and demand from our small business customers was robust. Loan quality is excellent and we have been executing well on a variety of initiatives to control costs and boost efficiency in a number of key areas," said Hollar.

For the year ended December 31, 2004, return on average stockholders' equity was 7.27% compared to 17.29% for the prior year. Return on average assets for the year ended December 31, 2004 was 0.60% compared to 1.37% for the year ended December 31, 2003.

Return on average stockholders' equity was a loss of 11.45% for the fourth quarter of 2004, compared to a return of 14.16% for the fourth quarter of 2003. Return on average assets for the fourth quarter of 2004 was a loss of 0.94%, compared to a return of 1.14% for the fourth quarter of 2003.

Comparing December 31, 2004 balances to December 31, 2003, total assets remained virtually the same at $2.3 billion. Total deposits increased 11% to $1.7 billion, while total loans and leases increased 25% to $1.4 billion compared to the prior year. At December 31, 2004, stockholders' equity totaled $195 million, and increased to 8.45% of total assets from 8.29% at December 31, 2003.

Due to continuing strong asset quality, there was no provision for credit losses in the fourth quarter of 2004 or 2003 as well as for the years ended December 31, 2004 or 2003. Net credit losses amounted to just $226,000 for the full year 2004 and the allowance for credit losses represented coverage of 8.2 times non-performing loans at December 31, 2004.

The Company's management will host a conference call to discuss its fourth quarter and full year results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations' section of the Sandy Spring Web site at www.sandyspringbank.com.

DETAILED REVIEW OF FINANCIAL RESULTS

Comparing the fourth quarter of 2004 and 2003, net interest income increased by $0.9 million, or 5%, due primarily to an increase in average interest earning assets. The net interest margin increased to 3.83% in 2004 from 3.82% in 2003 due primarily to loan growth and in part to the early payoff of FHLB advances mentioned earlier.

Noninterest income increased by $0.4 million, or 5% in the fourth quarter 2004 as compared to 2003. While the rise in interest rates during 2004 has resulted in a significant decline in gain on sale of mortgage loans for the year, such gains increased 21% in the fourth quarter of 2004 versus 2003 due primarily to a slight increase in rates during the fourth quarter of 2003. In addition, fees from the sale of investment products increased 37%, insurance revenues increased 19% and Visa(R) check fees increased 22% reflecting a growing volume of electronic checking transactions. A decline of 7% in service charges on deposit accounts due to lower commercial account fees and return check charges, and a $0.3 million, or 81% decrease in securities gains partially offset the increases in other noninterest income.

Noninterest expenses were $39.8 million in the fourth quarter of 2004 compared to $17.7 million in 2003, an increase of $22.1 million or 125%, due primarily to expenses of $18.4 million related to the prepayment of FHLB advances and the write down of $1.3 million of goodwill associated with the Company's investment in its leasing subsidiary during the quarter. Excluding these transactions, noninterest expenses increased $2.4 million or 14%. This increase was the result of increases in salaries and benefits due to a larger staff, severance expenses totaling $0.8 million, and higher incentive compensation; increased equipment expenses, due mainly to higher software costs; and increased other expenses due primarily to out-of-pocket Sarbanes-Oxley Act compliance costs totaling $0.7 million, and amortization of debt issuance costs of $0.5 million. These increases were partially offset by a decrease in marketing costs associated with a significant advertising campaign in 2003.

The Company recorded a $6.8 million tax benefit in the fourth quarter of 2004, compared to a $1.5 million tax expense in 2003. The change results mainly from the fourth quarter 2004 net pre-tax loss of $12.5 million.

Comparing the year ended December 31, 2004 and 2003, net interest income decreased by $0.4 million, or 1%, due primarily to a decline in the net interest margin to 3.69% for the year 2004 from 3.80% for the year 2003. Noninterest income was $30.8 million for the year ended December 31, 2004 versus $33.7 million for the year ended December 31, 2003, a decrease of $2.9 million, or 9%. Excluding $1.1 million in income from the early termination of a sublease in 2003, noninterest income decreased $1.8 million, or 6%. This decrease was due primarily to decreases of 43% in mortgage banking revenues and 7% in service charges on deposits which were somewhat offset by increases of 13% in income from trust operations, 11% in insurance agency revenues and 12% in fees from sales of investment products. Noninterest expenses were $92.7 million in 2004 compared to $67.2 million in 2003, a 38% percent increase. This increase was primarily due to expenses of $18.4 million related to the prepayment of FHLB advances and the write down of $1.3 million of goodwill associated with the Company's investment in its leasing subsidiary. Excluding these transactions, noninterest expenses increased $5.8 million or 9%. This increase was due primarily to increases in salaries and benefits, which include the one-time severance costs, equipment expenses and other expenses, which include Sarbanes-Oxley Act compliance costs and the amortization of debt issuance costs, which were partially offset by a decrease in marketing expenses. Pre-tax income for the year decreased by $28.9 million, or 69%, from 2003. After a net tax benefit for the year of $1.7 million, compared to income tax expense of $9.5 million for 2003, 2004 net income declined $17.7 million, or 55%, to $14.4 million.


ABOUT SANDY SPRING BANCORP/SANDY SPRING BANK

With $2.3 billion in assets, Sandy Spring Bancorp is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and The Equipment Leasing Company. Sandy Spring Bancorp is the third largest publicly traded banking company headquartered in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 29 community offices and 44 ATMs located in Anne Arundel, Frederick, Howard, Montgomery, and Prince George's counties in Maryland. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:
         Hunter R. Hollar, President & Chief Executive Officer or
         Philip J. Mantua, Executive V.P. & Chief Financial Officer Sandy Spring Bancorp
         17801 Georgia Avenue
         Olney, Maryland 20832
         1-800-399-5919
         E-mail:  HHollar@sandyspringbank.com
         PMantua@sandyspringbank.com
         Web site:  www.sandyspringbank.com

FORWARD-LOOKING STATEMENTS: Sandy Spring Bancorp makes forward-looking statements in this News Release that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management's estimates and projections of future interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, Sandy Spring Bancorp's actual future results may differ materially from those indicated. In addition, the Company's past results of operations do not necessarily indicate its future results.

Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)

                                               Three Months Ended                            Twelve Months Ended
                                                  December 31,                                   December 31,
                                           -----------------------------      %        ------------------------------     %
                                               2004           2003          Change          2004           2003         Change
---------------------------------------------------------------------------------------------------------------------  ----------
PROFITABILITY FOR THE PERIOD:
  Net interest income                            $19,765        $18,850            5          $74,622        $75,035          (1)
  Provision for credit losses                          0              0            0                0              0           0
  Noninterest income                               7,549          7,178            5           30,769         33,736          (9)
  Noninterest expenses                            39,837         17,742          125           92,703         67,226          38
  Income before income taxes                     (12,523)         8,286         (251)          12,688         41,545         (69)
  Net income                                      (5,744)         6,784         (185)          14,367         32,066         (55)

    Return on average assets                       (0.94)%        1.14%                         0.60%          1.37%
    Return on average equity                      (11.45)%       14.16%                         7.27%         17.29%
    Net interest margin                            3.83%          3.82%                         3.69%          3.80%
    Efficiency ratio - GAAP based *              145.85%         68.17%                        87.96%         61.81%
    Efficiency ratio - traditional *              67.19%         61.80%                        62.94%         56.33%

PER SHARE DATA:
  Basic net income                                ($0.40)         $0.46         (187)           $0.99          $2.21         (55)
  Diluted net income                               (0.39)          0.46         (185)            0.98           2.18         (55)
  Dividends declared                                0.20           0.19            5             0.78           0.74           5
  Book value                                       13.34          13.35            0            13.34          13.35           0
  Tangible book value                              12.16          12.03            1            12.16          12.03           1
  Average fully diluted shares                14,720,013     14,729,513                    14,709,440     14,708,269

AT PERIOD-END:
  Assets                                      $2,309,343     $2,334,424           (1)      $2,309,343     $2,334,424          (1)
  Deposits                                     1,732,501      1,561,830           11        1,732,501      1,561,830          11
  Loans and leases                             1,445,525      1,153,428           25        1,445,525      1,153,428          25
  Securities                                     666,108        998,205          (33)         666,108        998,205         (33)
  Stockholders' equity                           195,083        193,449            1          195,083        193,449           1

CAPITAL AND CREDIT QUALITY RATIOS:
  Average equity to average assets                 8.18%          8.06%                         8.21%          7.91%
  Allowance for credit losses to loans
    and leases                                     1.01%          1.29%                         1.01%          1.29%
  Nonperforming assets to total assets             0.08%          0.13%                         0.08%          0.13%
  Annualized net charge-offs to average
    loans and leases                               0.04%          0.06%                         0.02%          0.01%

* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization, goodwill impairment loss and FHLB prepayment penalties (resulting from the elimation of the company's leverage program in 2004) from noninterest expenses; excludes income from an early termination of a sublease in 2003 and securities gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Certain reclassifications and restatements of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION OF GAAP-BASED AND TRADITIONAL EFFICIENCY RATIOS
(In thousands, except per share data)

                                                                Three Months Ended                     Twelve Months Ended
                                                                     December 31,                           December 31,
                                                     ------------------------------------------    --------------------------------
                                                            2004                  2003                  2004             2003
                                                     --------------------  --------------------    ---------------  ---------------
Noninterest expenses-GAAP based                                  $39,837               $17,742            $92,703          $67,226
Net interest income plus noninterest income-
  GAAP based                                                      27,314                26,028            105,391          108,771

Efficiency ratio-GAAP based                                      145.85%                68.17%             87.96%           61.81%
                                                     ====================  ====================    ===============  ===============

Noninterest expenses-GAAP based                                  $39,837               $17,742            $92,703          $67,226
  Less non-GAAP adjustment:
    FHLB prepayment penalties                                     18,363                     0             18,363                0
    Goodwill impairment loss                                       1,265                     0              1,265                0
    Amortization of intangible assets                                491                   486              1,950            2,480
                                                     --------------------  --------------------    ---------------  ---------------
      Noninterest expenses-traditional ratio                      19,718                17,256             71,125           64,746

Net interest income plus noninterest income-
  GAAP based                                                      27,314                26,028            105,391          108,771
    Plus non-GAAP adjustment:
      Tax-equivalency                                              2,097                 2,234              8,156            8,237
    Less non-GAAP adjustments:
      Securities gains                                                65                   339                540              996
      Income from an early termination of
        a sublease                                                     0                     0                  0            1,077
                                                     --------------------  --------------------    ---------------  ---------------
          Net interest income plus noninterest
            income - traditional ratio                            29,346                27,923            113,007          114,935

Efficiency ratio - traditional                                    67.19%                61.80%             62.94%           56.33%
                                                     ====================  ====================    ===============  ===============

Certain reclassifications and restatements of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)

                                                                                                 December 31
                                                                                  ------------------------------------------
                                                                                         2004                  2003
----------------------------------------------------------------------------------------------------------------------------
ASSETS
  Cash and due from banks                                                                     $43,728               $38,397
  Federal funds sold                                                                            5,467                10,670
  Interest-bearing deposits with banks                                                            610                   724
  Residential mortgage loans held for sale                                                     16,211                12,209
  Investments available-for-sale (at fair value)                                              346,903               639,460
  Investments held-to-maturity - fair value of $312,661 (2004)
    and $344,814 (2003)                                                                       305,293               337,634
  Other equity securities                                                                      13,912                21,111

  Total loans and leases                                                                    1,445,525             1,153,428
    Less:  allowance for credit losses                                                        (14,654)              (14,880)
                                                                                  --------------------  --------------------
      Net loans and leases                                                                  1,430,871             1,138,548

  Premises and equipment, net                                                                  42,054                37,679
  Accrued interest receivable                                                                  11,674                13,661
  Goodwill                                                                                      7,335                 7,642
  Other intangible assets, net                                                                  9,866                11,446
  Other assets                                                                                 75,419                65,243
                                                                                  --------------------  --------------------
        Total assets                                                                       $2,309,343            $2,334,424
                                                                                  ====================  ====================

LIABILITIES
  Noninterest-bearing deposits                                                               $423,868              $368,319
  Interest-bearing deposits                                                                 1,308,633             1,193,511
                                                                                  --------------------  --------------------
      Total deposits                                                                        1,732,501             1,561,830

  Short-term borrowings                                                                       231,927               413,223
  Guaranteed preferred beneficial interests in
    the Company's subordinated debentures                                                      35,000                35,000
  Other long-term borrowings                                                                   94,608               115,158
  Accrued interest payable and other liabilities                                               20,224                15,764
                                                                                  --------------------  --------------------
        Total liabilities                                                                   2,114,260             2,140,975

STOCKHOLDERS' EQUITY
  Common stock -- par value $1.00; shares authorized
    50,000,000; shares issued and outstanding 14,628,511 (2004)
    and 14,495,613 (2003)                                                                      14,629                14,496
  Additional paid in capital                                                                   21,522                18,970
  Retained earnings                                                                           156,315               153,280
  Accumulated other comprehensive income                                                        2,617                 6,703
                                                                                  --------------------  --------------------
        Total stockholders' equity                                                            195,083               193,449
                                                                                  --------------------  --------------------
        Total liabilities and stockholders' equity                                         $2,309,343            $2,334,424
                                                                                  ====================  ====================

Certain reclassifications and restatements of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)

                                                                 Three Months Ended                     Twelve Months Ended
                                                                     December 31,                          December 31,
                                                    ------------------------------------------    --------------------------------
                                                           2004                  2003                  2004             2003
                                                    --------------------  --------------------    ---------------  ---------------
Interest income:
  Interest and fees on loans and leases                         $20,137               $15,995            $71,745          $64,749
  Interest on loans held for sale                                   183                   120                705            1,113
  Interest on deposits with banks                                    23                     4                 31               13
  Interest and dividends on securities:
    Taxable                                                       4,390                 7,466             21,927           32,076
    Exempt from federal income taxes                              3,653                 3,705             14,433           14,214
  Interest on federal funds sold                                    269                    38                549              302
                                                    --------------------  --------------------    ---------------  ---------------
      Total interest income                                      28,655                27,328            109,390          112,467
Interest expense:
  Interest on deposits                                            3,923                 2,784             13,059           13,675
  Interest on short-term borrowings                               3,642                 4,015             15,809           17,531
  Interest on long-term borrowings                                1,325                 1,679              5,900            6,226
                                                    --------------------  --------------------    ---------------  ---------------
      Total interest expense                                      8,890                 8,478             34,768           37,432
                                                    --------------------  --------------------    ---------------  ---------------
        Net interest income                                      19,765                18,850             74,622           75,035
Provision for credit losses                                           0                     0                  0                0
                                                    --------------------  --------------------    ---------------  ---------------
        Net interest income after provision
            for credit losses                                    19,765                18,850             74,622           75,035
Noninterest income:
  Securities gains                                                   65                   339                540              996
  Service charges on deposit accounts                             1,846                 1,984              7,481            8,032
  Gains on sales of mortgage loans                                  772                   639              3,283            5,723
  Fees on sales of investment products                              702                   512              2,472            2,211
  Trust department income                                           801                   721              3,352            2,955
  Insurance agency commissions                                    1,040                   876              4,135            3,741
  Income from bank owned life insurance                             619                   561              2,476            2,746
  Income from an early termination of a sublease                      0                     0                  0            1,077
  Visa check fees                                                   537                   439              1,956            1,792
  Other income                                                    1,167                 1,107              5,074            4,463
                                                    --------------------  --------------------    ---------------  ---------------
        Total noninterest income                                  7,549                 7,178             30,769           33,736
Noninterest expenses:
  Salaries and employee benefits                                 11,192                 9,188             41,763           38,084
  Occupancy expense of premises                                   1,925                 2,105              7,229            7,061
  Equipment expenses                                              1,534                 1,179              5,428            4,420
  Marketing                                                         337                 1,060              1,717            2,500
  Outside data services                                             722                   671              2,906            2,619
  Amortization of intangible assets                                 491                   486              1,950            2,480
  Goodwill impairment loss                                        1,265                     0              1,265                0
  Other expenses                                                 22,371                 3,053             30,445           10,062
                                                    --------------------  --------------------    ---------------  ---------------
        Total noninterest expenses                               39,837                17,742             92,703           67,226
                                                    --------------------  --------------------    ---------------  ---------------
Income (loss) before income taxes                               (12,523)                8,286             12,688           41,545
Income tax expense (benefit)                                     (6,779)                1,502             (1,679)           9,479
                                                    --------------------  --------------------    ---------------  ---------------
                                                    --------------------  --------------------    ---------------  ---------------
          Net income (loss)                                     ($5,744)               $6,784            $14,367          $32,066
                                                    ====================  ====================    ===============  ===============
Basic net income (loss) per share                                ($0.40)                $0.46              $0.99            $2.21
Diluted net income (loss) per share                               (0.39)                 0.46               0.98             2.18
Dividends declared per share                                       0.20                  0.19               0.78             0.74

Certain reclassifications and restatements of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
Historical Trends in Quarterly Financial Data
(Dollars in thousands, except per share data)

                                                               2004                                         2003
                                         -------------------------------------------  ---------------------------------------------
                                             Q4           Q3         Q2         Q1         Q4          Q3          Q2          Q1
------------------------------------------------------------------------------------  ---------------------------------------------
Profitability for the quarter:
Tax-equivalent interest income           $30,752      $29,866    $28,164    $28,764    $29,562     $30,060     $29,800     $31,282
Interest expense                           8,890        9,322      8,383      8,173      8,478       9,137       9,744      10,073
Tax-equivalent net interest income        21,862       20,544     19,781     20,591     21,084      20,923      20,056      21,209
  Tax-equivalent adjustment                2,097        2,175      1,919      1,965      2,234       2,148       1,809       2,046
Provision for credit losses                    0            0          0          0          0           0           0           0
Noninterest income                         7,549        7,420      8,241      7,559      7,178       8,751      10,050       7,757
Noninterest expenses                      39,837       17,941     18,155     16,770     17,742      16,904      16,623      15,957
Income before income taxes               (12,523)       7,848      7,948      9,415      8,286      10,622      11,674      10,963
Income tax expense                        (6,779)       1,431      1,555      2,114      1,502       2,404       2,938       2,635
Net Income                                (5,744)       6,417      6,393      7,301      6,784       8,218       8,736       8,328
===================================================================================================================================
inancial ratios:
Return on average assets                   (0.94)%      1.03%      1.08%      1.26%      1.14%       1.37%       1.50%       1.46%
Return on average equity                  (11.45)%     12.89%     13.07%     15.00%     14.16%      17.35%      19.04%      18.76%
Net interest margin                        3.83%        3.55%      3.58%      3.82%      3.82%       3.71%       3.74%       3.95%
Efficiency ratio - GAAP based *          145.85%       69.57%     69.55%     64.04%     68.17%      61.41%      58.74%      59.28%
Efficiency ratio - traditional *          67.19%       62.73%     63.30%     58.32%     61.80%      54.92%      56.02%      52.81%
===================================================================================================================================
Per share data:
Basic net income                          ($0.40)       $0.44      $0.44      $0.51      $0.46       $0.57       $0.61       $0.57
Diluted net income                        ($0.39)       $0.44      $0.43      $0.50      $0.46       $0.56       $0.60       $0.56
Dividends declared                         $0.20        $0.20      $0.19      $0.19      $0.19       $0.19       $0.18       $0.18
Book value                                $13.34       $13.92     $13.51     $13.76     $13.35      $13.10      $13.04      $12.54
Tangible book value                       $12.16       $12.70     $12.26     $12.48     $12.03      $11.75      $11.64      $11.10
Average fully diluted shares          14,720,013   14,673,756 14,726,117 14,725,261 14,729,513  14,677,257  14,676,404  14,743,976
===================================================================================================================================
Noninterest income breakdown:
Securities gains (losses)                    $65         $138       $109       $228       $339        $106        $543          $8
Service charges on deposit accounts        1,846        1,886      1,881      1,868      1,984       2,027       2,037       1,984
Gains on sales of mortgage loans             772          714      1,028        769        639       1,906       1,603       1,575
Fees on sales of investment products         702          475        666        629        512         512         666         521
Trust department income                      801          813        984        754        721         756         758         720
Insurance agency commissions               1,040          944      1,030      1,121        876         924         922       1,019
Income from bank owned life insurance        619          614        613        630        561         866         710         609
Income from early termination of
    a sublease                                 0            0          0          0          0           0       1,077           0
Visa Check Fees                              537          498        497        424        439         434         494         425
Other income                               1,167        1,338      1,433      1,136      1,107       1,220       1,240         896
  Total                                    7,549        7,420      8,241      7,559      7,178       8,751      10,050       7,757
===================================================================================================================================
Noninterest expense breakdown:
Salaries and employee benefits           $11,192      $10,353    $10,285     $9,933     $9,188      $9,932      $9,514      $9,450
Occupancy expense of premises              1,925        1,861      1,815      1,628      2,105       1,839       1,533       1,584
Equipment expenses                         1,534        1,380      1,324      1,190      1,179       1,101       1,099       1,041
Marketing                                    337          385        482        513      1,060         477         509         454
Outside data services                        722          697        766        721        671         643         660         645

* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization, goodwill impairment loss and FHLB prepayment penalties (resulting from the elimation of the company's leverage program in 2004) from noninterest expenses; excludes income from an early termination of a sublease in 2003 and securities gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries
Historical Trends in Quarterly Financial Data
(Dollars in thousands, except per share data)

                                                                2004                                         2003
                                             ----------------------------------------   -------------------------------------------
                                                 Q4         Q3         Q2         Q1          Q4         Q3         Q2         Q1
Noninterest expense breakdown (continued):   --------------------------------------------------------------------------------------
Amortization of intangible assets                491        486       $487       $486         486        665       $664       $665
Gooodwill impairment loss                      1,265          0          0          0           0          0          0          0
Other expenses                                22,371      2,779      2,996      2,299       3,053      2,247      2,644      2,118
  Total                                       39,837     17,941     18,155     16,770      17,742     16,904     16,623     15,957
===================================================================================================================================
Balance sheets at quarter end:
Residential mortgage loans                  $371,924   $365,352   $343,176   $337,850    $331,129   $313,873   $292,415   $276,001
Residential construction loans               137,880    126,338    113,382    103,292      88,500     74,889     71,016     66,937
Commercial mortgage loans                    386,911    372,790    329,894    322,754     323,099    310,502    299,621    297,428
Commercial construction loans                 88,974     62,436     55,563     52,162      51,518     55,337     53,626     61,434
Commercial loans and leases                  150,734    138,741    140,560    125,527     116,322    112,563    119,145    116,157
Consumer loans                               309,102    299,826    284,771    260,644     242,860    232,377    233,865    232,359
  Total loans and leases                   1,445,525  1,365,483  1,267,346  1,202,229   1,153,428  1,099,541  1,069,688  1,050,316
  Less: allowance for credit losses          (14,654)   (14,792)   (14,743)   (14,875)    (14,880)   (15,049)   (15,033)   (15,023)
    Net loans and leases                   1,430,871  1,350,691  1,252,603  1,187,354   1,138,548  1,084,492  1,054,655  1,035,293
Goodwill                                       7,335      7,642      7,642      7,642       7,642      7,642      7,642      7,642
Other intangible assets, net                   9,866      9,987     10,473     10,959      11,446     11,932     12,597     13,262
Total assets                               2,309,343  2,506,302  2,424,199  2,371,572   2,334,424  2,383,669  2,368,446  2,372,602
Total deposits                             1,732,501  1,709,642  1,681,552  1,618,591   1,561,830  1,558,220  1,590,144  1,555,513
Total stockholders' equity                   195,083    201,737    196,090    199,615     193,449    189,623    188,625    181,854
===================================================================================================================================
Quarterly average balance sheets:
Residential mortgage loans                  $378,347   $362,170   $355,676   $346,545    $331,024   $342,648   $302,344   $304,494
Residential construction loans               135,322    119,989    108,118     93,722      81,046     77,466     68,296     72,031
Commercial mortgage loans                    379,857    347,451    327,441    316,768     315,603    298,359    300,309    295,728
Commercial construction loans                 71,930     61,771     55,234     51,519      53,403     54,942     59,561     56,568
Commercial loans and leases                  139,165    137,321    134,627    127,327     109,037    116,985    118,742    122,597
Consumer loans                               303,639    293,025    268,861    251,411     237,478    232,891    229,085    231,770
  Total loans and leases                   1,408,260  1,321,727  1,249,957  1,187,292   1,127,591  1,123,291  1,078,337  1,083,188
Securities                                   801,871    938,448    933,253    954,822   1,055,558  1,084,348  1,058,878  1,039,112
Total earning assets                       2,272,437  2,299,895  2,220,656  2,167,641   2,201,368  2,229,467  2,177,451  2,158,817
Total assets                               2,441,129  2,466,535  2,384,929  2,328,985   2,357,816  2,383,783  2,330,589  2,305,834
Total interest-bearing liabilities         1,805,091  1,844,996  1,775,867  1,751,225   1,797,037  1,812,412  1,801,472  1,799,132
Noninterest-bearing demand deposits          419,723    405,647    392,387    360,341     351,761    355,119    322,431    299,638
Total deposits                             1,727,800  1,684,328  1,634,340  1,561,666   1,556,965  1,581,873  1,537,111  1,488,023
Stockholders' equity                         199,626    198,030    196,719    195,730     190,063    187,183    183,992    180,044
===================================================================================================================================
Capital and credit quality measures:
Average equity to average assets               8.18%      8.03%      8.25%      8.40%       8.06%      7.88%      7.89%      7.81%
Credit loss allowance to
   loans and leases                            1.01%      1.08%      1.16%      1.24%       1.29%      1.37%      1.41%      1.43%
Nonperforming assets to total assets           0.08%      0.09%      0.12%      0.14%       0.13%      0.14%      0.07%      0.08%
Annualized net charge-offs
  (recoveries) to average
  loans and leases                             0.04%      (0.01)%    0.04%      0.00%       0.06%      0.00%      0.00%      0.00%
===================================================================================================================================
Miscellaneous data:
Net charge-offs (recoveries)                    $138       ($48)      $131         $5        $169       ($16)      ($10)       $13
Nonperforming assets:
  Non-accrual loans and leases                   746        848        674        802         522        564        479        567
  Loans and leases 90 days past due            1,043      1,340      2,316      2,492       2,333      2,612        900      1,381
  Restructured loans and leases                    0          0          0          0           0          0          0          0
  Other real estate owned, net                     0          0          0         77          77        125        187          0
    Total nonperforming assets                 1,789      2,188      2,990      3,371       2,932      3,301      1,566      1,948
===================================================================================================================================

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES
(Dollars in thousands and tax-equivalent)

                                                                           Three Months Ended December 31,
                                             ---------------------------------------------------------------------------------
                                                                 2004                                      2003
                                             --------------------------------------   ----------------------------------------
                                                AVERAGE       ANNUALIZED   YIELD/         Average       Annualized    Yield/
                                                BALANCES       INTEREST     RATE          Balance        Interest      Rate
                                             ---------------  ------------ --------   ---------------- ------------- ---------
ASSETS
Residential mortgage loans                         $378,347       $20,684     5.47 %         $331,024       $18,308      5.53 %
Residential construction loans                      135,322         7,373     5.45             81,046         3,721      4.59
Commercial mortgage loans                           379,857        24,584     6.47            315,603        20,936      6.63
Commercial construction loans                        71,930         4,416     6.14             53,403         2,797      5.24
Commercial loans and leases                         139,165         9,168     6.59            109,037         7,362      6.75
Consumer loans                                      303,639        14,737     4.85            237,478        10,975      4.62
                                             ---------------  ------------            ---------------- -------------
  Total loans and leases                          1,408,260        80,962     5.75          1,127,591        64,099      5.68
Securities                                          801,871        39,989     4.99          1,055,558        53,170      5.04
Interest-bearing deposits with banks                  4,664            90     1.93              2,160            17      0.79
Federal funds sold                                   57,642         1,073     1.86             16,059           151      0.94
                                             ---------------  ------------            ---------------- -------------
TOTAL EARNING ASSETS                              2,272,437       122,114     5.38 %        2,201,368       117,437      5.33 %

Less:  allowance for credit losses                  (14,812)                                  (15,011)
Cash and due from banks                              44,235                                    35,986
Premises and equipment, net                          41,544                                    37,787
Other assets                                         97,725                                    97,686
                                             ---------------                          ----------------
      Total assets                               $2,441,129                                $2,357,816
                                             ===============                          ================

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing demand deposits                   $238,771          $614     0.26 %         $211,449          $411      0.19 %
Regular savings deposits                            231,196           764     0.33            186,046           496      0.27
Money market savings deposits                       371,382         3,439     0.93            394,355         1,872      0.47
Time deposits                                       466,728        10,790     2.31            413,354         8,267      2.00
                                             ---------------  ------------            ---------------- -------------
  Total interest-bearing deposits                 1,308,077        15,607     1.19          1,205,204        11,046      0.92
Borrowings                                          497,014        19,576     3.94            591,833        22,306      3.77
                                             ---------------  ------------            ---------------- -------------
TOTAL INTEREST-BEARING LIABILITIES                1,805,091        35,183     1.95          1,797,037        33,352      1.86
                                                              ------------ --------                    ------------- ---------
  Net interest income and spread                                  $86,931     3.43 %                        $84,085      3.47 %
                                                              ============ ========                    ============= =========

Noninterest-bearing demand deposits                 419,723                                   351,761
Other liabilities                                    16,689                                    18,955
Stockholder's equity                                199,626                                   190,063
                                             ---------------                          ----------------
    Total liabilities and
        stockholders' equity                      $2,441,129                                $2,357,816
                                             ===============                          ================

Interest income/earning assets                                                5.38 %                                     5.33 %
Interest expense/earning assets                                               1.55                                       1.51
                                                                           --------                                  ---------
    Net interest margin                                                       3.83 %                                     3.82 %
                                                                           ========                                  =========

*Interest income includes the effects of annualized taxable-equivalent adjustments (reduced by the nondeductible portion of interest expense) using the appropriate marginal federal income tax rate of 35.00% and, where applicable, the marginal state income tax rate of 7.00% (or a combined marginal federal and state rate of 39.55%), to increase tax-exempt interest income to a taxable-equivalent basis. The annualized taxable-equivalent adjustment amounts utilized in the above table to compute yields aggregated to $8,300,000 in 2004 and $9,300,000 in 2003.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES
(Dollars in thousands and tax-equivalent)

                                                                               Twelve Months Ended December 31,
                                               ----------------------------------------------------------------------------------
                                                                   2004                                        2003
                                               --------------------------------------     ---------------------------------------
                                                  AVERAGE       ANNUALIZED   YIELD/           Average       Annualized   Yield/
                                                  BALANCES       INTEREST     RATE            Balance        Interest     Rate
                                               ---------------  ------------ --------     ---------------- ------------- --------
ASSETS
Residential mortgage loans                           $360,737       $19,559     5.42 %           $320,262       $18,491     5.77 %
Residential construction loans                        114,361         5,603     4.90               74,742         3,675     4.92
Commercial mortgage loans                             342,992        22,185     6.47              302,540        20,924     6.92
Commercial construction loans                          60,151         3,533     5.87               57,011         3,307     5.80
Commercial loans and leases                           134,630         8,685     6.45              115,902         8,107     6.99
Consumer loans                                        279,338        12,885     4.61              232,822        11,358     4.88
                                               ---------------  ------------              ---------------- -------------
  Total loans and leases                            1,292,209        72,450     5.61            1,103,279        65,862     5.97
Securities                                            906,901        44,516     4.91            1,059,583        54,527     5.15
Interest-bearing deposits with banks                    1,817            31     1.71                1,538            13     0.85
Federal funds sold                                     39,456           549     1.39               27,565           302     1.10
                                               ---------------  ------------              ---------------- -------------
TOTAL EARNING ASSETS                                2,240,383       117,546     5.24 %          2,191,965       120,704     5.51 %

Less:  allowance for credit losses                    (14,823)                                    (15,020)
Cash and due from banks                                42,133                                      34,929
Premises and equipment, net                            40,407                                      37,207
Other assets                                           98,218                                      95,662
                                               ---------------                            ----------------
      Total assets                                 $2,406,318                                  $2,344,743
                                               ===============                            ================

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing demand deposits                     $232,652          $657     0.28 %           $200,855          $465     0.23 %
Regular savings deposits                              216,257           762     0.35              173,078           512     0.30
Money market savings deposits                         369,046         2,469     0.67              401,716         2,436     0.61
Time deposits                                         439,729         9,171     2.09              433,244        10,262     2.37
                                               ---------------  ------------              ---------------- -------------
  Total interest-bearing deposits                   1,257,684        13,059     1.04            1,208,893        13,675     1.13
Borrowings                                            536,758        21,709     4.04              593,684        23,757     4.00
                                               ---------------  ------------              ---------------- -------------
TOTAL INTEREST-BEARING LIABILITIES                  1,794,442        34,768     1.94            1,802,577        37,432     2.08
                                                                ------------ --------                      ------------- --------
  Net interest income and spread                                    $82,778     3.30 %                          $83,272     3.43 %
                                                                ============ ========                      ============= ========

Noninterest-bearing demand deposits                   394,622                                     332,443
Other liabilities                                      19,698                                      24,305
Stockholder's equity                                  197,556                                     185,418
                                               ---------------                            ----------------
    Total liabilities and
        stockholders' equity                        $2,406,318                                  $2,344,743
                                               ===============                            ================

Interest income/earning assets                                                  5.24 %                                      5.51 %
Interest expense/earning assets                                                 1.55                                        1.71
                                                                             --------                                    --------
    Net interest margin                                                         3.69 %                                      3.80 %
                                                                             ========                                    ========


*Interest income includes the effects of taxable-equivalent adjustments (reduced by the nondeductible portion of interest expense) using the appropriate marginal federal income tax rate of 35.00% and, where applicable, the marginal state income tax rate of 7.00% (or a combined marginal federal and state rate of 39.55%), to increase tax-exempt interest income to a taxable-equivalent basis. The taxable-equivalent adjustment amounts utilized in the above table to compute yields aggregated to $8,156,000 in 2004 and $8,237,000 in 2003.